Fixed Assets, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Property, Plant and Equipment [Line Items]
Computer equipment and software	$ 8,230	$ 7,255
Office furniture and equipment	1,456	1,429
Automobiles	41	43
Leasehold improvements	1,772	1,797
Property, Plant and Equipment, Gross, Total	11,499	10,524
Less accumulated depreciation	(9,836)	(9,139)
Fixed assets, net	$ 1,663	$ 1,385